SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



                          December 31, 2003
______________________________________________________________________________
                   (Date of earliest event reported)


                        Banknorth Group, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)


          Maine                      001-31251                   01-0437984
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)           (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine              04112-9540
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                            (207) 761-8500
______________________________________________________________________________
         (Registrant's telephone number, including area code)


                            Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events
          ------------

     On December 31, 2003, following the receipt of all required regulatory and stockholder approvals, Banknorth Group, Inc. ("Banknorth") completed the acquisition of First & Ocean BanCorp ("First & Ocean") pursuant to an
Agreement and Plan of Merger, dated as of September 2, 2003, between Banknorth and First & Ocean (the "Agreement"). The acquisition was effected by means of the merger of a newly-formed wholly-owned subsidiary of Banknorth with and into First & Ocean (the "Merger"). In addition, First & Ocean's banking subsidiary, First & Ocean National Bank, was merged with and into Banknorth's banking subsidiary, Banknorth, NA. Upon consummation of the Merger, each outstanding share of common stock of First & Ocean (other than certain shares held by First & Ocean) was converted into the right to receive $176.00 in cash.

     For additional information, reference is made to the press release of Banknorth, dated December 30, 2003, which is included as Exhibit 99.1 and is incorporated herein by reference.




















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Item 7.   Financial  Statements, Pro Forma Financial Information and Exhibits
          -------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     -----------         -----------

     2.1 Agreement and Plan of Merger, dated as of September 2, 2003 between Banknorth and First & Ocean *

     10.1 Form of Shareholder Agreement between each director of First & Ocean and Banknorth (included as Annex A to
                         Exhibit 2.1)*

     10.2 Form of Termination and Release Agreement by and among David S. Outhouse, First & Ocean, First & Ocean National Bank and Banknorth (included as Annex B to
                         Exhibit 2.1)*

     10.3 Form of Noncompetition Agreement between Banknorth and David S. Outhouse (included as Annex C to Exhibit 2.1)*

     99.1                Press Release, dated December 30, 2003
_________________

     * Incorporated by reference to the Current Report on Form 8-K filed by Banknorth with the Commission on September 5, 2003.

















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BANKNORTH GROUP, INC.


                                   By:  /s/ Peter J. Verrill
                                        --------------------------
                                        Name:   Peter J. Verrill
                                        Title:  Senior Executive Vice President
                                                  and Chief  Operating Officer

Date:  January 2, 2004


























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